UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2020 (February 11, 2020)

ClearPoint Neuro, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34822	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Musick

Irvine, CA 92618

(Address of principal executive offices, zip code)

(949) 900-6833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLPT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

Effective as of 12:01 a.m., Eastern Time, on February 12, 2020, ClearPoint Neuro, Inc. (formerly MRI Interventions, Inc.) (the “Company”) changed its name from “MRI Interventions, Inc.” to “ClearPoint Neuro, Inc.” pursuant to a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware (the “Certificate of Amendment”). In addition, effective as of February 12, 2020, the Company’s Board of Directors adopted Second Amended and Restated Bylaws to reflect the name change. No other changes were made to the Company’s certificate of incorporation or bylaws. The foregoing descriptions of the Certificate of Amendment and Second Amended and Restated Bylaws are only a summary and are qualified in their entirety by the full text of the Certificate of Amendment and Second Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

New Nasdaq Ticker Symbol

In connection with the name change, effective as of the opening of trading on February 12, 2020, the Company’s shares of common stock are trading on the Nasdaq Capital Market under the ticker symbol “CLPT.” Along with the new ticker symbol, the new CUSIP number for the Company’s shares of common stock is 18507C 10 3. A copy of the specimen of the Company’s new common stock certificate is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2020, the Company issued a press release announcing the completion of the Company’s name and ticker symbol change effective as of February 12, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of ClearPoint Neuro, Inc.
3.2	Second Amended and Restated Bylaws of ClearPoint Neuro, Inc.
4.1	Specimen of Common Stock Certificate of ClearPoint Neuro, Inc.
99.1	Press Release, dated February 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2020	MRI INTERVENTIONS, INC.

	By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Financial Officer